SUPPLEMENT TO CURRENT PROSPECTUS

                                       OF

                       KEYSTONE GLOBAL OPPORTUNITIES FUND

         The section of the Fund's prospectus entitled "Alternative Sales Options; Class A Shares" is hereby supplemented to reflect the following (to be inserted in place of the second and fifth paragraphs thereof, respectively).

                  "Purchases of the Portfolio's Class A shares in the amount of $1 million or more and/or purchases of Class A shares made by a Qualifying Plan or a tax sheltered annuity plan sponsored by a public educational entity having 5,000 or more eligible employees (a "TSA Plan") and/or purchases of Class A shares by certain non-U.S. investors will be at net asset value without the imposition of a front-end sales charge (each such purchase, an "NAV Purchase")."

                  "With the exception of Class A shares acquired by a TSA Plan or certain non-U.S. investors or a Chilean Retirement Plan, Class A shares acquired on or after April 10, 1995 in an NAV Purchase are subject to a contingent deferred sales charge of 1.00% upon redemption during the 24 month period commencing on the date the shares were originally purchased. Class A shares acquired by a TSA Plan or certain non-U.S. investors or a Chilean Retirement Plan in an NAV Purchase are not subject to a contingent deferred sales charge. Certain Class A shares purchased without a front-end sales charge prior to April 10, 1995 are subject to a contingent deferred sales charge of 0.25% upon redemption during the one year period commencing on the date such shares were originally purchased."

March 27, 1996

10160851

                       KEYSTONE GLOBAL OPPORTUNITIES FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 30, 1996

                        (As Supplemented March 27, 1996)

         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Global Opportunities Fund (the "Fund") dated January 30, 1996. A copy of the prospectus may be obtained from Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

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                               TABLE OF CONTENTS
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                                                                          Page

         The Fund                                                           2
         Investment Objective and Policies                                  2
         Investment Restrictions                                            3
         Distributions and Taxes                                            6
         Valuation of Securities                                            7
         Brokerage                                                          8
         Sales Charges                                                     10
         Distribution Plans                                                13
         Trustees and Officers                                             17
         Investment Adviser                                                21
         SubAdviser                                                        23
         Principal Underwriter                                             24
         Declaration of Trust                                              25
         Standardized Total Return
           and Yield Quotations                                            27
         Additional Information                                            28
         Appendix                                                         A-1
         Financial Statements                                             F-1
         Independent Auditors' Report                                    F-17

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                                    THE FUND
--------------------------------------------------------------------------------

         The Fund is a diversified, open-end management investment company commonly known as a mutual fund that is authorized to issue more than one series of shares (the "Portfolios"), each series investing in different portfolios of securities. At this time, the Fund issues only shares of its Global Opportunities Portfolio. The Global Opportunities Portfolio (the "Portfolio") seeks capital growth.

         The Fund was formed as a Massachusetts business trust on June 17, 1987. The Fund is managed and advised by Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone") and has as its subadviser Credit Lyonnais International Asset Management, North America ("CLIAM").

         The essential information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.

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                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

         It is expected that under ordinary circumstances at least 65% of the Portfolio's assets will be invested in securities of issuers of at least three different countries, one of which may be the United States ("U.S"). Certain types of investments, investment techniques and ratings criteria applicable to the Portfolio are more fully explained in the appendix to this statement of additional information.

FUNDAMENTAL NATURE OF INVESTMENT OBJECTIVE

         The investment objective of the Portfolio is fundamental and may not be changed without approval of the holders of a majority of the Portfolio's outstanding voting shares (which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         The following investment restrictions are fundamental and may not be changed with respect to any Portfolio without the vote of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the affected Portfolio's outstanding voting shares. Unless otherwise stated, all references to the assets of a Portfolio are in terms of current market value.

         The Portfolio may not do any of the following:

         (1) purchase any security of any issuer (other than any security issued or guaranteed as to principal or interest by the United States ("U.S."), its agencies or instrumentalities [U.S. government securities]) if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

         (2) purchase securities on margin except that it may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

         (3) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

         (4) borrow money, except that the Portfolio may borrow money from banks and/or enter into reverse repurchase agreements for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Portfolio's net assets provided that no additional investments shall be made at any time that outstanding borrowings (including amounts payable under reverse repurchase agreements) exceed 5% of the Portfolio's assets;

         (5) pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be a pledge of assets;

         (6) issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security;

         (7) make loans, except that the Portfolio may purchase or hold debt securities, including nonpublicly offered debt securities and convertible debt securities, consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements;

         (8) purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to U.S. government securities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric, and telephone will each be considered a separate industry) and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry);

         (9) invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

         (10) purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction;

         (11) purchase or sell commodities or commodity contracts or real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and it may engage in currency and other financial futures contracts and related options transactions;

         (12) underwrite securities of other issuers, except that the Portfolio may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objectives;

         (13) purchase any security (other than U.S. government securities) of any issuer if as a result the Portfolio would hold more than 10% of the voting securities of the issuer; and

         (14) purchase any security for the purpose of control or management.

         Additional restrictions adopted by the Fund, which may be changed by the Board of Trustees, provide that the Portfolio may not purchase or retain securities of an issuer if, to the knowledge of the Fund, any officer, Trustee or Director of the Fund or Keystone, each owning beneficially more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer, or such persons or management personnel of the Fund or, Keystone or Keystone Management, Inc. ("Keystone Management") have a substantial beneficial interest in the securities of such issuer. Portfolio securities of the Portfolio may not be purchased from or sold or loaned to Keystone or any affiliate thereof or any of their Directors, officers or employees; and the Portfolio may not purchase or sell interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may, pursuant to its investment objectives and policies, purchase publicly traded securities of companies engaging in such activities.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or a decrease in the Portfolio's assets is not a violation of the limit.

         In order to permit the sale of the Portfolio's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of the Portfolio's shares in the state involved.

         Although not fundamental restrictions or policies requiring a shareholders' vote to change, the Fund has agreed that, so long as certain state authorities require and shares of the Portfolio are registered for sale in those states, the Portfolio will (1) not write puts and calls on securities unless (a) the option is issued by the Options Clearing Corporation, (b) the security underlying the put or call is within the investment policies of the Portfolio, and (c) the aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date of sale, does not exceed 25% of its net assets; (2) not buy and sell puts and calls written by others unless (a) the options are listed on a national securities or commodities exchange or offered through certain approved national securities associations, and (b) the aggregate premiums paid on such options held at any time do not exceed 20% of the Portfolio's net assets; (3) not write put options; (4) limit its purchases of put and call options written by others to 2% of its net assets calculated at the time of payment; (5) limit its purchase of warrants to 5% of net assets, of which 2% may be warrants not listed on the New York or American Stock Exchange; (6) not invest in real estate limited partnership interests; (7) not invest in gas, oil or other mineral leases; (8) not invest more than 5% of its assets in securities of issuers which the Portfolio may not sell to the public without registration under the federal Securities Act of 1933; and (9) maintain 300% asset coverage on any leverage or bank borrowings.

         So long as the Fund's Class A shares are registered for sale in Japan and Japanese authorities require, the Fund will operate in accordance with certain additional non-fundamental investment restrictions, which may be changed by the Board of Trustees, including the following: The Fund may not: (1) borrow money, except that the Fund may borrow money from banks and/or enter into reverse repurchase agreements for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets; (2) invest in the stock of any one issuer if the value of the holdings of the Fund in the equity securities of such issuer exceeds 10% of the net asset value of the Fund (except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ["U.S. governmental securities]); and (3) purchase any securities (other than U.S. governmental securities) of any issuer if as a result the Fund would hold more than 10% of the stock of the issuer. The Fund may not purchase securities of any issuer if, as a result, the Fund, together with other portfolios (if any) of the Fund, would own more than 15% of the stock of such issuer.

--------------------------------------------------------------------------------
                            DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

         The Fund distributes to the Portfolio's shareholders dividends from net investment income and net realized capital gains annually in shares or, at the option of the shareholder, in cash. Shareholders who have not opted to receive cash prior to the record date for any distribution will have the number of such shares determined on the basis of the Portfolio's net asset value per share computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Portfolio pays the distribution. Unless the Portfolio receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributed long-term capital gains are taxable as such to the shareholder regardless of the period of time Portfolio shares have been held by the shareholder. However, if such shares are held less than six months and redeemed at a loss, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Portfolio's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment, though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Portfolio, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Portfolio's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Portfolio makes a distribution, it intends to distribute only the Portfolio's net capital gains and such income as has been predetermined, to the best of the Fund's ability, to be taxable as ordinary income. Shareholders of the Portfolio will be advised annually of the federal income tax status of distributions.

        If more than 50% of the value of the Portfolio's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Portfolio elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both actual dividends and the amount the Portfolio advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Portfolio's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above described tax credit and deductions are subject to certain limitations.

--------------------------------------------------------------------------------
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

         Current values for the Portfolio's securities are determined in the following manner:

         (1) securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Trustees;

         (2) securities traded in the over-the-counter market, other than on NMS, for which market quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) short-term investments that are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market; and which in either case reflects fair value as determined by the Board of Trustees;

         (4) short-term investments having maturities of more than sixty day for which market quotations are readily available, are valued at current market value; where market quotations are not available, such investments are valued at fair value as determined by the Board of Trustees; and

         (5) the following securities are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which complete quotations are not readily available; (b) listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.

         Foreign securities are valued on the basis of valuations provided by a pricing service, approved by the Fund's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities and various relationships between securities and yield to maturity in determining value.

--------------------------------------------------------------------------------
                                   BROKERAGE
--------------------------------------------------------------------------------

         It is the policy of the Fund, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid.

         Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Fund or Keystone is considered to be in addition to and not in lieu of services required to be performed by Keystone under its Investment Advisory and Management Agreement with the Fund. The cost, value and specific application of such information are indeterminable and cannot practicably allocated among the Fund and other clients of Keystone who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory and Management Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone does follow such a practice, they will do so on a basis which is fair and equitable to the Fund.

         The Fund expects that purchases and sales of securities usually will be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities for the Portfolio in order to take advantage of the lower purchase price available to members of such a group.

         Neither Keystone nor the Fund intend to place securities transactions with any particular broker-dealer or group thereof. The Fund's Board of Trustees, however, has determined that the Fund may follow a policy of considering sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, including best price, described above.

         The policy of the Fund with respect to brokerage is and will be reviewed by the Fund's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Investment decisions for the Fund are made independently by Keystone from those of the other funds and investment accounts managed by Keystone. It may frequently develop that the same investment decision is made for more than one fund. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more funds or accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

         During the fiscal years ended September 30, 1993, 1994 and 1995, the Portfolio paid approximately $-0-, $668,228, and $454,203, respectively, in brokerage commissions.

         In no instance are portfolio securities purchased from or sold to Keystone, the Principal Underwriter or any of their affiliated persons, as defined in the Investment Company Act of 1940 (the "1940 Act") and rules and regulations issued thereunder.

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                                 SALES CHARGES
--------------------------------------------------------------------------------

GENERAL

         Generally, the Portfolio offers three classes of shares. Class A shares are offered with a maximum sales charge of 5.75% payable at the time of purchase ("Front End Load Option"). Class B shares purchased on or after June 1, 1995 are subject to a contingent deferred sales charge payable upon redemption during the 72 month period following the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a contingent deferred sales charge payable upon redemption during the four calendar years following the purchase. ("Back End Load Option"). Class B shares purchased on or after June 1, 1995 that have been outstanding eight years from and including the month of purchase will automatically convert to Class A shares without imposition of a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 that have been outstanding during seven calendar years will similarly convert to Class A shares. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to Keystone Investor Resource Center, Inc, the Fund's transfer and dividend disbursing agent ("KIRC").) Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase ("Level Load Option"). Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter. The prospectus contains a general description of how investors may buy shares of the Funds as well as a table of applicable sales charges for Class A shares; a discussion of reduced sales charges that may apply to subsequent purchases; and a description of applicable contingent deferred sales charges.

CONTINGENT DEFERRED SALES CHARGES

         In order to reimburse the Fund for certain expenses relating to the sale of its shares (see "Distribution Plan"), a contingent deferred sales charge may be imposed at the time of redemption of certain Fund shares, as follows:

CLASS A SHARES

         With certain exceptions, purchases of Class A shares made on or after April 10, 1995 (1) in an amount equal to or exceeding $1,000,000, and/or (2) purchased by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front-end sales charge, will be subject to a contingent deferred sales charge of 1.00% during the 24 month period following the date of purchase. Certain Class A shares purchased without a front-end sales charge prior to April 10, 1995 may be subject to a contingent deferred sales charge of 0.25% upon redemption during the one year period commencing on the date such shares were originally purchased. The contingent deferred sales charge will be retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS B SHARES

         With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge as a percentage of net asset value or net cost of such Class B shares redeemed during succeeding twelve-month periods following the month of purchase as follows: 5% during the first period; 4% during the second period; 3% during the third period; 3% during the fourth period; 2% during the fifth period, and 1% during the sixth period. No deferred sales charge is imposed on amounts redeemed thereafter.

         With respect to Class B shares purchased prior to June 1, 1995, the Fund, with certain exceptions, may impose a deferred sales charge of 3% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2% on shares redeemed during the second calendar year after the year of purchase; and 1% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

         If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales charges and Waiver of Sales Charges" below.

CLASS C SHARES

         With certain exceptions, the Fund will impose a deferred sales charge of 1% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares.

         No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of such shares;
(2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than one or two years, as the case may be, from the date of purchase; (4) Class B shares held during more than four consecutive calendar years or more than 72 months after the month of purchase, as the case may be; or (5) Class C shares held for more than one year from the date of purchase.

         Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed. There is no contingent deferred sales charge when the shares of a class are exchanged for the shares of the same class of another Keystone America Fund. Moreover, when shares of one such class of a fund have been exchanged for shares of another such class of a fund, the calendar year of the purchase of the shares of the fund exchanged into is assumed to be the year shares tendered for exchange were originally purchased.

WAIVER OF SALES CHARGES

         Shares of the Portfolio also may be sold, to the extent permitted by applicable law, regulations, interpretations or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees or sales representatives of the Fund, Keystone, Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("Keystone Investments"), Keystone Management, certain of their subsidiaries and affiliates or the Principal Underwriter and who have been such for not less than ninety days; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates, for the benefit of their Directors, Trustees, officers, full-time employees and sales representatives; or (3) a registered representative of a firm with a dealer agreement with the Principal Underwriter; provided, however, that all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No initial sales charge is charged on purchases of shares of the Portfolio by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of the Portfolio or any Fund in the Keystone Investments Family of Funds, purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old;
(4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; or (5) automatic withdrawals under an automatic withdrawal plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

REDEMPTION OF SHARES

         The Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's assets in any 90 day period.

--------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
--------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1.

DISTRIBUTION PLANS IN GENERAL

         The NASD limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter).

CLASS A DISTRIBUTION PLAN. The Class A Distribution Plan provides that the Portfolio may expend daily amounts at an annual rate, which is currently limited to up to 0.25% of the Portfolio's average daily net asset value attributable to Class A shares, to finance any activity which is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) to enable the Principal Underwriter to pay or to have paid to others (dealers) who sell Class A shares a service or other fee, at such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by any such recipients and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Portfolio under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS. The Portfolio has adopted Distribution Plans for its Class B shares. Each Class B Distribution Plan provides that the Portfolio may expend daily amounts at an annual rate of up to 1.00% of the Portfolio's average daily net asset value attributable to Class B shares to finance any activity which is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class B shares sold since inception of the Distribution Plans; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipients and outstanding on the books of the Fund for specified periods.

        The Principal Underwriter generally reallows to brokers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party receives service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter intends, but its not obligated, to continue to pay or accrue distribution charges incurred in connection with a Class B Distribution Plan that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits.

         If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Class B Distribution Plan. If a Class B Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

         In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to possible adverse distribution consequences.

CLASS C DISTRIBUTION PLAN. The Class C Distribution Plan provides that the Portfolio may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipients and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, brokers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25% of the average daily net asset value of each Class C share maintained by the recipients outstanding on the books of the Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

         Whether any expenditure under a Distribution Plan is subject to a state expense limit will depend upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Portfolio's total operating expenses for purposes of determining compliance with state expense limits.

         Each of the Distribution Plans may be terminated at any time by a vote of the Rule 12b-1 Trustees, or may be terminated with respect to the Portfolio by vote of a majority of the outstanding voting shares of the respective class of the Portfolio.

         Any change in a Distribution Plan that would materially increase the distribution expenses of the Portfolio provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by the Trustees, including the Rule 12b-1 Trustees. Unpaid distribution costs at fiscal year end September 30, 1995 were: $9,557,717 for Class B shares purchased prior to June 1, 1995 (4.01% of net class assets of such Class B shares); $2,611,116 for Class B shares purchased on or after June 1, 1995 (1.10% of net class assets of such Class B shares); and $5,094,255 for Class C shares (5.90% of Class C net class assets).

         During the year ended September 30, 1995, the Portfolio paid the Principal Underwriter: $185,409 under its Class A Distribution Plan; $1,606,135 for Class B shares sold prior to June 1, 1995; $64,006 for Class B shares sold on or after June 1, 1995; and $636,417 under its Class C Distribution Plan.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The total amounts paid by the Portfolio under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Rule 12b-1 Trustees quarterly. The Rule 12b-1 Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Portfolio under a Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above.

         The Independent Trustees of the Fund have determined that the sales of the Portfolio's shares resulting from payments under the Distribution Plans have benefited the Portfolio.

--------------------------------------------------------------------------------
                             TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

*ALBERT H. ELFNER, III: President, Chief Executive Officer and Trustee of the Fund; Chairman of the Board, President, and Chief Executive Officer of Keystone Investments, Keystone, Keystone Management and Keystone Software, Inc. ("Keystone Software"); President, Chief Executive Officer and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board and Director of Keystone Institutional Company, Inc. ("Keystone Institutional") (formerly named Keystone Investment Management Corporation), and Keystone Fixed Income Advisors ("KFIA"); Director and President of Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; Director of Keystone the Principal Underwriter, KIRC, and Fiduciary Investment Company, Inc. ("FICO"); Director of Boston Children's Services Association; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors, New England Medical Center; former Director and President of Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"); former Director and Vice President of Robert Van Partners, Inc. and former Trustee of Neworld Bank.

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice) and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Chairman of the Board and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Director of Keystone Investments; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; former Chairman of the Board and Chief Executive Officer of Keystone Investments; and former Chief Executive Officer of the Fund.

EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Executive Director, Coalition of Essential Schools, Brown University; Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; and former Dean, School of Business, Adelphi University.

CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other Funds in the Keystone Investments Family of Funds; former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, N.C).

LEROY KEITH, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board, Director and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments and Keystone.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Of Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc. and the Investment Company Institute; former Governor of Vermont; former Director and President, Associated Industries of Vermont; former Chairman and President, Vermont Marble Company; former Director of Keystone; and former Director and Chairman of the Board, Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc. and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association and Enhanced Financial Services, Inc.; Member, Georgetown College Board of Advisors; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President and Vice Chairman of The Travelers Corporation; and former Managing Director of Russell Miller, Inc.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former Presi- dent, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; Director, Senior Vice President, Chief Financial Officer and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, Keystone Trust Company; Treasurer of Keystone Institutional and FICO; Treasurer and Director of Keystone Management and Keystone Software; Vice President and Treasurer of KFIA; Director of KIRC; former Treasurer of Robert Van Partners, Inc.; and former Treasurer and Director of Hartwell Keystone.

JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; and President of Keystone.

J. KEVIN KENELY: Treasurer of the Fund; Treasurer of all other funds in the Keystone Investments Family of Funds; Vice President of Keystone Investments, Keystone, the Principal Underwriter, FICO and Keystone Software; and former Controller of Keystone Investments and certain of its affiliated operating companies.

ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
         Vice President and Secretary of all other funds in the Keystone Investments Family of Funds; Senior Vice President, General Counsel and Secretary of Keystone; Senior Vice President, General Counsel, Secretary and Director of the Principal Underwriter, Keystone Management and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice President, General Counsel and Director of FICO and KIRC; Vice President and Secretary of KFIA; Senior Vice President, General Counsel and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company; and former Senior Vice President and Secretary of Hartwell Keystone and Robert Van Partners, Inc.

* This Trustee may be considered an "interested person" within the meaning of the 1940 Act.

         Mr. Elfner and Mr. Bissell are "interested persons" by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Keystone, the Principal Underwriter and KIRC. Mr. Elfner and Mr. Bissell own shares of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer and Director of Keystone Investments. Mr. Bissell is a Director of Keystone Investments.

         During the fiscal year ended September 30, 1995, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the unaffiliated Trustees received approximately $24,154 in retainers and fees from the Fund. Annual retainers and meeting fees paid by all funds in the Keystone Investments Family of Funds (which includes 30 mutual funds) for the fiscal year ended September 30, 1994, totalled approximately $463,916. As of October 31, 1995, the Trustees and officers beneficially owned less than 1.0% the Fund's then outstanding Class A, Class B and Class C shares.

         The address of the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, provides investment advice, management and administrative services to the Fund. Keystone, organized in 1932, is a wholly-owned subsidiary of Keystone Investments, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Keystone Investments is a corporation privately owned by current and former members of management and certain employees of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates and the Keystone Investments Family of Funds.

         Except as otherwise noted below, pursuant to an Investment Advisory and Management Agreement with the Fund (the "Advisory Agreement"), and subject to the supervision of the Fund's Board of Trustees, Keystone manages and administers the Fund's operation and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objective and restrictions. The Advisory Agreement stipulates that Keystone shall provide office space, all necessary office facilities, equipment and personnel in connection with its services under the Advisory Agreement and pay or reimburse the Fund for the compensation of officers and trustees of the Fund who are affiliated with the investment adviser as well as pay all expenses of Keystone incurred in connection with the provision of its services. All charges and expenses, other than those specifically referred to as being borne by Keystone, will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions; brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plans; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission (sometimes referred herein as the "SEC" or the "Commission") or under state or other securities laws, expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         During the fiscal year ended September 30, 1993, the Fund paid or accrued, investment management and administrative services fees of $179,783, which represented 1.00% of the Fund's average net assets. Of such amount, $89,891 was paid or accrued to CLIAM for its services as subadviser.

         During the fiscal year ended September 30, 1994, the Fund paid or accrued investment management and administrative services fees of $1,618,327 which represented 1.00% of the Fund's average net assets. Of such amount, $809,163 was paid or accrued to CLIAM for its services as subadviser.

         During the fiscal year ended September 30, 1995, the Fund paid or accrued investment management and administrative services fees of $3,009,974, which represented 0.98% of the Fund's average net assets. Of such amount, $1,577,883 was paid or accrued to Keystone and $1,432,091 was paid or accrued to CLIAM for its services as subadviser.

         The Fund pays Keystone a fee for its services at the annual rate set forth below:

                                                            Aggregate Net Asset
Management                                                         Value of the
Fee                                                          Shares of the Fund
--------------------------------------------------------------------------------
1.00%             of the first                             $  200,000,000, plus
0.95%             of the next                              $  200,000,000, plus
0.85%             of the next                              $  200,000,000, plus
0.75%             of amounts over                          $  600,000,000;

computed as of the close of business each business day and payable daily.

         As a continuing condition of registration of shares in a state, Keystone has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of certain percentages of the Fund's average daily net assets. However, Keystone is not required to make such reimbursements to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. This condition may be modified or eliminated in the future.

         The Fund is subject to certain annual state expense limitations imposed on each of its Portfolios, the most restrictive of which is currently:

         2.50% of the first $30 million of a Portfolio's average net assets; 2.00% of the next $70 million of a Portfolio's average net assets; and 1.50% of a Portfolio's average net assets over $100 million.

         Under the Advisory Agreement any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         Since August 7, 1991, Keystone, provided investment management and advisory services to the Fund and has been paid a management fee computed and paid daily, calculated by applying percentage rates, starting at 1.00% and declining as net assets increase, to 0.75%, to the net asset value of the Fund. The fee charged to the Fund is higher than that charged to most other investment companies. The fee is comparable, however, to fees charged to other global and international funds, which, together with the Fund, are subject to the higher costs involved in managing a portfolio of predominantly international securities.

         The Advisory Agreement continues in effect only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the outstanding shares, and such renewal has been approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

--------------------------------------------------------------------------------
                                   SUBADVISER
--------------------------------------------------------------------------------

         Pursuant to the Advisory Agreement, Keystone has delegated certain investment advisory services to CLIAM and has entered into a SubAdvisory Agreement with CLIAM (the "SubAdvisory Agreement") under which CLIAM provides those investment advisory services to the Fund.

         CLIAM, located at 1301 Avenue of the Americas, New York, New York 10019, is an international investment management firm, established in April 1991, which is wholly-owned by Credit Lyonnais, Paris, France, a financial institution with assets of $250 billion and over 500 branches in 70 countries. Pursuant to the SubAdvisory Agreement, Keystone pays CLIAM at the beginning of each fiscal quarter a fee for its services that represents 50% of the management fee paid by the Fund to Keystone for the preceding quarter on Fund assets of up to $250,000,000 and 30% of the management fee paid by the Fund to Keystone for the preceding quarter on Fund assets in excess of $250,000,000. The Fund has no responsibility to pay CLIAM's subadvisory fee.

         Pursuant to the SubAdvisory Agreement, CLIAM will, subject to the supervision of the Fund's Board of Trustees and Keystone, furnish a continuous investment program for the Fund's non-North American portfolio, will determine what securities will be purchased for or sold from the non-North American portfolio of the Fund and will recommend what portion of the Fund's non-North American assets shall be held uninvested.

--------------------------------------------------------------------------------
                             PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

         The Fund has entered into Principal Underwriting Agreements (the "Underwriting Agreements") with Keystone Investment Distributors Company, a wholly-owned subsidiary of Keystone.

         The Principal Underwriter, located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034, is a Delaware corporation. The Principal Underwriter, as agent, currently has the right to obtain subscriptions for and to sell shares of the Fund to the public. In so doing, the Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from brokers, dealers and others, acting as principals, for sales of shares. No such representative, dealer or broker has any authority to act as agent for the Fund. The Principal Underwriter has not undertaken to buy or to find purchasers for any specific number of shares. The Principal Underwriter may receive payments from the Fund pursuant to the Fund's Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the offering price of the shares, such price being in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectus, and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with registration of its shares with the Commission and auditing and filing fees in connection with registration of its shares under the various state "blue-sky" laws.

         The Principal Underwriter has agreed to reimburse certain expenses incurred by Mariner Financial Services, Inc. in connection with its sales of the Fund's shares.

         From time to time, if in the Principal Underwriter's judgment it could benefit the sales of Fund shares, the Principal Underwriter may use its discretion in providing to selected dealers promotional materials and selling aids, including, but not limited to, personal computers, related software and Fund data files.

         The Principal Underwriter has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares and will indemnify and hold harmless the Fund and each person who has been, is or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material act on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         The Underwriting Agreements will remain in effect as long as their terms and continuance are approved by a majority of the Fund's Independent Trustees at least annually at a meeting called for that purpose, and if their continuance is approved annually by vote of a majority of Trustees, or by vote of a majority of the outstanding shares.

         The Underwriting Agreements may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreements will terminate automatically upon their "assignment" as that term is defined in the 1940 Act.

--------------------------------------------------------------------------------
                              DECLARATION OF TRUST
--------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

         The Fund is a Massachusetts business trust established under a Declaration of Trust dated June 17, 1987. A copy of the Declaration of Trust (the "Declaration of Trust") is filed as an exhibit to the Registration Statement of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that class. Upon liquidation, shares are entitled to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. The Fund is authorized to issue additional classes or series of shares. Generally, the Fund currently issues three classes of shares, but may issue additional classes or series of shares.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If the Fund were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because
(1) the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (2) because the Declaration of Trust provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust which adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After an initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by Shareholders at which time the Trustees then in office will call a shareholders meeting for election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares.
Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
--------------------------------------------------------------------------------

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten years periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added and the maximum sales charge and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The cumulative total returns of Class A shares for the five year period ended September 30, 1995 and the period from March 16, 1988 (commencement of operations) to September 30, 1995 were 157.53% and 168.83%, respectively. The compounded average annual rates of return for Class A shares for the one and five year periods ended September 30, 1995 and the period from commencement of operations to September 30, 1995 were 13.71%, 20.83% and 14.01%, respectively.

         The cumulative total returns for Class B and Class C shares for the period February 1, 1993 (commencement of operations) through fiscal year ended September 30, 1995 were 62.30% (including applicable contingent deferred sales charges), and 65.58%, respectively. The compounded average annual rates of return for Class B and Class C shares for the one year period ended September 30, 1995 were 15.79% (including applicable contingent deferred sales charge) and 19.63%, respectively. The compounded average annual rates of return for Class B and Class C shares for the period beginning February 1, 1993 (commencement of operations) through September 30, 1994 were 19.91% (including applicable contingent deferred sales charges) and 20.82%, respectively.

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Portfolio computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Portfolio does not presently intend to advertise current yield.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund (the "Custodian"). The Custodian performs no investment management functions for the Fund but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the Independent Auditors of the Fund.

         KIRC, 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone Investment Management Company and acts as transfer agent and dividend disbursing agent for the Fund.

         As of October 31, 1995, the following owned of record 5% or more of the outstanding Class A shares of the Fund: Merrill Lynch Pierce, Fenner & Smith,
Attn: Book Entry, 4800 Deer Lake Dr. E 3rd, FL, Jacksonville, Fl 32246-6484 owned 23.93%.

         As of October 31, 1995, the following owned of record 5% or more of the outstanding Class B shares of the Fund: Merrill Lynch Pierce, Fenner & Smith,
Atten: Book Entry, 4800 Deer Lake Dr E 3rd Fl, Jacksonville, Fl 32246-6484 owned 23.19%.

         As of October 31, 1995, the following owned 5% or more of the outstanding Class C shares of the Fund: Merrill Lynch Pierce, Fenner & Smith,
Atten: Book Entry, 4800 Deer Lake Dr E 3rd Fl, Jacksonville, Fl 32246-6484 owned 47.57%.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and statement of additional information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Securities and Exchange Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Securities and Exchange Commission.

         The Fund is one of 15 different investment companies in the Keystone America Fund Family, which offers a range of choices to serve shareholder needs. The Keystone America Fund Family consists of the following Funds having the various investment objectives described below:

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE HARTWELL GROWTH FUND - Seeks capital appreciation by investment in securities selected for their long-term growth prospects.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE STATE TAX FREE FUND - A mutual fund consisting of five separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds (up to 25%).

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S. and foreign currencies.

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada), and Latin America (Mexico and countries in South and Central America).

KEYSTONE STRATEGIC DEVELOPMENT FUND - Seeks long-term capital growth by investing primarily in equity securities.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

         Commercial paper, including commercial paper of foreign issuers, will consist of issues rated at the time of purchase A-1 by Standard & Poor's Corporation (S&P), or PRIME-1 by Moody's Investors Service, Inc., (Moody's); or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

A.       S&P RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         a. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       MOODY'S RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of PRIME- 1 issuers is normally evidenced by the following characteristics:

         1)       leading market positions in well-established industries;
         2)       high rates of return on funds employed;
         3)       conservative capitalization structures with moderate
                  reliance on debt and ample asset protection;
         4)       broad margins in earnings coverage of fixed financial
                  charges and high internal cash generation; and
         5)       well established access to a range of financial markets
                  and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

U.S. CERTIFICATES OF DEPOSIT

         U.S. Certificates of deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         U.S. Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks, including their branches abroad, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and of U.S. branches of foreign banks, each of which have total assets at the time of purchase in excess of $1 billion as of the date of their most recently published financial statements.

TIME DEPOSITS

         The Portfolio may acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Interamerican Development Bank. Additionally, the Fund may purchase time deposits certificates of deposit, bankers' acceptances or other similar obligations issued by non U. S. branches of foreign banks.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Portfolio must have been accepted by commercial banks, having total deposits at the time of purchase in excess of $1 billion.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association ("GNMA").

         Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. While the Fund may invest in such instruments, United States government securities do not include international agencies or instrumentalities in which the United States government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the InterAmerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B.       MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable invest attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principle payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                       COMMON AND PREFERRED STOCK RATINGS

A. S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on pershare earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

 A+ Highest             B+ Average           C Lowest
 A  High                B  Below Average     D In Reorganization
 A  Above Average       B  Lower

         S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

B. MOODY'S COMMON STOCK RANKINGS

         Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

         This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position Evaluation is represented by the following grades:

         (1)  High Grade
         (2)  Investment Grade
         (3)  Medium Grade
         (4)  Speculative Grade

C. MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. aa: An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         3. a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6. b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              OPTIONS TRANSACTIONS

WRITING COVERED OPTIONS

         The Portfolio writes only covered options. Options written by the Portfolio will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

         Unless the option has been exercised, the Portfolio may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Portfolio desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         Because the Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Portfolio may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation which assumes responsibility for the completion of options transactions.

PURCHASING PUT AND CALL OPTIONS

         The Portfolio can close out a put option it has purchased by effecting a closing sale transaction; for examle, the Portfolio may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Portfolio wishes to effect a closing sale transaction, the Portfolio will have to exercise the option to realize any profit. In addition, in a transaction in which the Portfolio does not own the security underlying a put option it has purchased, the Portfolio would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Portfolio would incur additional transaction costs.

         The Portfolio may also purchase call options for the purpose of offsetting previously written call options of the same series.

         The Portfolio will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Portfolio's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

OPTION WRITING AND RELATED RISKS

         The Portfolio may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges (Exchanges), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price plus the premium so long as the option remains open but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price less the premium but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium received paid for the put effectively reduces the cost of the underlying security, thus increasing the yield otherwise available from such securities.

         Because the Portfolio can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction

OPTIONS TRADING MARKETS

         Options which the Portfolio will trade are generally listed on Exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over the counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Portfolio is subject to the investment restrictions described in the Fund's prospectus and in the statement of additional information.

         The staff of the Commission currently is of the view that the premiums which the Portfolio pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Portfolio are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 10% of its total assets (taken at current value) in any combination of illiquid assets and securities. The Portfolio intends to request that the Commission staff reconsider its current view. It is the intention of the Fund to comply with the staff's current position and the outcome of such reconsideration.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

         ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Portfolio may be hedged from a risk standpoint. In addition, the Portfolio will maintain in a segregated account with its Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

          ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Portfolio may purchase and write such options in the over the counter market or, should they commence trading, on any Exchange.

         Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

         A GNMA certificate held by the Portfolio to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Portfolio closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

         RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of facilities of an Exchange or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or brokers to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

         The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Portfolio intends to engage in currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates, to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired to the Portfolio or as a hedge against changes in the prices of securities or currencies held by the Portfolio or to be acquired by the Portfolio. The Portfolio's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         For example, when the Portfolio anticipates a significant market or market sector advance, the Portfolio will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Portfolio is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Portfolio would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's portfolio. To the extent that the Portfolio's changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the Portfolio of a market decline or change in interest rates, and, by so doing, provide an alternative to the liquidation of the Portfolio's securities positions and the resulting transaction costs.

         The Fund intends to engage on behalf of the Portfolio in options transactions which are related to currency and other financial futures contracts for the hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Portfolio's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Portfolio does not intend to take delivery of the instruments underlying futures contracts its Portfolio holds, the Portfolio does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant (Broker) effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by the Portfolio, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Portfolio, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, GNMA certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

         Currently, stock index futures contracts can be purchased or sold on the Standard and Poor's Corporation ("S&P") Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

         The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index-based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed the Portfolio will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Portfolio's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the cotract amount must be deposited by the Fund on behalf of the Portfolio with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Portfolio has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value and the Portfolio will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Portfolio may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Portfolio realizes a loss or gain.

         The Fund on behalf of the Portfolio intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Portfolio enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Portfolio enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Portfolio's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Portfolio.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs, represents the profit or loss to the Portfolio.

         There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms in which case it would continue to bear market risk on the transaction.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

         The Portfolio intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on currency and other financial futures are similar to options on stocks except that an option on a currency and other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the commodity.

         The Portfolio intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Portfolio may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS.

         The purchase of protective put options on currency and other financial futures contracts is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Portfolio. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS.

         The purchase of a call option on a currency and other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities Call options on currency and other financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Portfolio is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER
FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Portfolio may employ new investment techniques involving currency and other financial futures contracts and related options. The Portfolio intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Portfolio's investment objective. The Portfolio believes that no additional techniques have been identified for employment by the Portfolio in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Portfolio will not enter into a futures contract if, as a result thereof, more than 5% of the Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Portfolio intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. The Portfolio does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Portfolio to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. The Tax Reform Act of 1986 added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge" increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Portfolio may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Portfolio. In addition futures contract transactions involve the remote risk that a party would not be able to fulfill its obligations under the contract and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgement, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Portfolio will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contacts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Portfolio, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                         FOREIGN CURRENCY TRANSACTIONS

         The Portfolio may invest in securities of foreign issuers. When the Portfolio invests in foreign securities they usually will be denominated in foreign currencies and the Portfolio temporarily may hold funds in foreign currencies. Thus, the value of a Portfolio share will be affected by changes in exchange rates.


FORWARD CURRENCY EXCHANGE CONTRACTS

         As one way of managing exchange rate risk, the Portfolio may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Portfolio will deliver or receive when the contract is completed) is fixed when the Portfolio enters into the contract. The Portfolio usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Portfolio also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Portfolio expects a decrease in the value of the currency in which the foreign security is denominated. Although the Portfolio will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Portfolio's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association
(NFA). Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Portfolio intends to only engage in currency futures contracts for hedging purposes, and not for speculation. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc, and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark and Swiss Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board - Options Exchange are traded with up to nine months maturity in marks, sterling, yen, Swiss Francs, and Canadian dollars. Options can be exercised at any time during the contract life, and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Portfolio losing more than the original investment, as it cannot walk away from the futures contract as it can an option contract.

         The Portfolio will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based future contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Portfolio intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES.

         The purchase of protective put options on a foreign currency is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Portfolio. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES.

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Portfolio would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Portfolio is not fully invested.

         The Portfolio may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Portfolio's investment objective. The Portfolio believes that no additional techniques have been identified for employment by the Portfolio in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Portfolio faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Portfolio buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Portfolio to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Portfolio's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Portfolio enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

         Credit risk exists because the Portfolio's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Portfolio relies on each contract being completed. If the contract is not performed, then the Portfolio's hedge is eliminated, and the Portfolio is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Portfolio must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Portfolio.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Portfolio sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Portfolio.

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Governments take such measures, for example, to improve control over the domestic banking system, or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payments interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Portfolio might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Portfolio.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years, or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom, and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain), or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and nonresidents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Portfolio may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Portfolio. This aspect of country risk is a major element in the Portfolio's credit judgment as to with whom it will deal and in what amounts.

                                   EXHIBIT A

         CLASS OF OPTIONS. Options covering the same underlying security.

         CLEARING CORPORATION. The Options Clearing Corporation, Trans Canada Options, Inc., The European Options Clearing Corporation B.V., or the London Options Clearing House.

         CLOSING PURCHASE TRANSACTION. A transaction in which an investor who is obligated as a writer of an option or seller of a futures contract terminates his obligation by purchasing on an Exchange an option of the same series as the option previously written or futures contract identical to the futures contract previously sold, as the case may be. (Such a purchase does not result in the ownership of an option or futures contract.)

         CLOSING SALE TRANSACTION. A transaction in which an investor who is the holder or buyer of an outstanding option or futures contract liquidates his position as a holder or seller by selling an option of the same series as the option previously purchased or futures contract identical to the futures contract previously purchased. (Such sale does not result in the investor assuming the obligations of a writer or seller).

         COVERED CALL OPTION WRITER. A writer of a call option who, so long as he remains obligated as a writer, owns the shares of the underlying security or holds on a share for share basis a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written, or,if greater than the exercise price of the call written, the difference is maintained by the writer in cash, U.S. Treasury bills, or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

         COVERED PUT OPTION WRITER. A writer of a put option who, so long as he remains obligated as a writer, has deposited Treasury bills with a value equal to or greater than the exercise price with a securities depository and has pledged them to the Options Clearing Corporation for the account of the brokerdealer carrying the writer's position or to a broker-dealer or if the writer holds on a share for share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or, if less than the exercise price of the put written, the difference is maintained by the writer in cash, U.S. Treasury bills, or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

         SECURITIES EXCHANGE. A securities exchange on which call and put options are traded. The U.S. Exchanges are as follows: The Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Philadelphia Stock Exchange and Pacific Stock Exchange. The foreign securities exchanges in Canada are the Toronto Stock Exchange and the Montreal Stock Exchange, in the Netherlands, the European Options Exchange, and in the United Kingdom, the Stock Exchange (London).

         Those issuers whose common stocks have been approved by the Exchanges as underlying securities for option transactions are published in various financial publications.

         COMMODITIES EXCHANGE. A commodities exchange on which futures contracts are traded which is regulated by exchange rules that have been approved by the Commodity Futures Trading Commission. The U.S. exchanges are as follows: The Chicago Board of Trade of the City of Chicago; Chicago Mercantile Exchange, International Monetary Market, (a division of the Chicago Mercantile Exchange); the Kansas City Board of Trade and the New York Futures Exchange.

         EXERCISE PRICE. The price per unit at which the holder of a call option may purchase the underlying security upon exercise or the holder of a put option may sell the underlying security upon exercise.

         EXPIRATION DATE. The latest date when an option may be exercised or a futures contract must be completed according to its terms.

         HEDGING. An action taken by an investor to neutralize an investment risk by taking an investment position which will move in the opposite direction as the risk being hedged so that a loss (or gain) on one will tend to be offset by a gain (or loss) on the other.

         OPTION. Unless the context otherwise requires, the term "option" means either a call or put option issued by a Clearing Corporation, as defined above. A call option gives a holder the right to buy from a Clearing Corporation or broker the number of shares of the underlying security covered by the option at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option. A put option gives a holder the right to sell to a Clearing Corporation a broker the number of shares of the underlying security covered by the put at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         OPTION PERIOD. The time during which an option may be exercised, generally from the date the option is written through its expiration date.

         PREMIUM. The price of an option agreed upon between the buyer and writer or their agents.

         SERIES OF OPTIONS. Options covering the same underlying security and having the same exercise price and expiration date.

         STOCK INDEX. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.

         INDEX BASED FUTURES CONTRACT. An index based futures contract is a bilateral agreement pursuant to which a party, agrees to buy or deliver at settlement an amount of cash equal to $500 times the difference between the closing value of an index on the expiration date and the price at which the futures contract is originally struck. Index based futures are traded on Commodities Exchanges. Currently index based stock index futures contracts can be purchased or sold with respect to the Standard & Poor's Corporation (S&P) 500 Stock Index and S&P 100 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the value Line Stock Index and major market index on the Kansas City Board of Trade.

         UNDERLYING SECURITY. The security subject to being purchased upon the exercise of a call option or subject to being sold upon the exercise of a put option.

PAGE 11
---------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--September 30, 1995
                                             Number         Market
                                           of Shares        Value
 ====================================================================
UNITED STATES (58.4%)
AIR TRANSPORTATION (0.1%)
Midwest Express Holdings, Inc. (a)           20,000      $   450,000
 --------------------------------------------------------------------
AMUSEMENTS (0.5%)
Hollywood Casino Corp. (a)                   88,250          601,203
Players International, Inc. (a)             117,500        1,689,063
 --------------------------------------------------------------------
                                                           2,290,266
 --------------------------------------------------------------------
AUTOMOTIVE (1.9%)
Exide Securities Corp.                       72,600        3,630,000
Lear Seating Corp. (a)                      150,000        4,406,250
 --------------------------------------------------------------------
                                                           8,036,250
 --------------------------------------------------------------------
BUILDING MATERIALS (0.4%)
Centex Construction Products, Inc. (a)       62,000          813,750
Congoleum Corp. (a)                          97,700        1,025,850
 --------------------------------------------------------------------
                                                           1,839,600
 --------------------------------------------------------------------
BUSINESS SERVICES (0.5%)
Thermedics, Inc. (a)                        100,000        1,987,500
 --------------------------------------------------------------------
CAPITAL GOODS (1.7%)
AGCO Corp.                                  157,500        7,166,250
 --------------------------------------------------------------------
CONSUMER GOODS (1.4%)
Blyth Industries, Inc. (a)                   71,700        3,351,975
Duracraft (a)                                51,000        2,307,750
 --------------------------------------------------------------------
                                                           5,659,725
 --------------------------------------------------------------------
DRUGS (2.2%)
Agouron Pharmaceuticals, Inc. (a)            62,200        1,796,025
Autoimmune, Inc. (a)                         40,000          620,000
Bio Vascular, Inc. (a)                      100,000        1,812,500
Cephalon, Inc. (a)                           50,000        1,368,750
Gilead Sciences, Inc. (a)                   108,100        2,378,200
Idexx Labs, Inc. (a)                         17,000          626,875
Sequus Pharmaceuticals, Inc. (a)             50,000          578,125
 --------------------------------------------------------------------
                                                           9,180,475
 --------------------------------------------------------------------
ELECTRONICS PRODUCTS (11.2%)
Alliance Semiconductor Corp. (a)            100,000        3,987,500
Electroglas, Inc. (a)                        80,000        5,430,000
KLA Instruments Corp. (a)                   100,000        8,050,000
Microchip Technology, Inc. (a)              135,000        5,121,563
Solectron Corp. (a)                         200,000        7,900,000
Teradyne, Inc. (a)                          200,000        7,200,000
Xilinx, Inc. (a)                            190,900        9,199,002
 --------------------------------------------------------------------
                                                          46,888,065
 --------------------------------------------------------------------
FINANCE (0.4%)
Independent Bank Corp.                      200,000      $ 1,475,000
 --------------------------------------------------------------------
HEALTH CARE SERVICES (3.0%)
Chad Therapeutics, Inc. (a)                  90,000        1,845,000
Health Management Associates, Inc. (a)       99,750        3,204,469
Mariner Health Group, Inc. (a)              150,000        2,137,500
Ostech, Inc. (a)                            100,000        1,812,500
Phamis, Inc. (a)                            135,000        3,670,313
 --------------------------------------------------------------------
                                                          12,669,782
 --------------------------------------------------------------------
INSURANCE (0.4%)
HCC Insurance Holdings, Inc. (a)             51,100        1,692,688
 --------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (1.3%)
EMC Corp. (a)                               300,000        5,437,500
 --------------------------------------------------------------------
OIL SERVICES (2.3%)
Dual Drilling Co. (a)                       200,000        1,937,500
ENSCO International, Inc. (a)               125,000        2,125,000
Global Marine, Inc. (a)                     453,600        3,231,900
Noble Drilling Corp. (a)                    300,000        2,306,250
 --------------------------------------------------------------------
                                                           9,600,650
 --------------------------------------------------------------------
RESTAURANTS (1.7%)
Applebee's International, Inc.              153,600        4,166,400
Outback Steakhouse, Inc. (a)                100,000        3,087,500
 --------------------------------------------------------------------
                                                           7,253,900
 --------------------------------------------------------------------
RETAIL (6.2%)
Corporate Express, Inc. (a)                 200,000        4,850,000
Discount Auto Parts, Inc. (a)                55,500        1,678,875
Michael's Stores, Inc. (a)                   10,700          174,544
Office Max, Inc. (a)                        300,000        7,275,000
Petsmart, Inc. (a)                          187,500        6,281,250
Sunglass Hut International, Inc. (a)        100,000        5,012,500
Tractor Supply Co. (a)                       32,500          633,750
 --------------------------------------------------------------------
                                                          25,905,919
 --------------------------------------------------------------------
SOFTWARE SERVICES (15.6%)
Adobe Systems, Inc.                         150,000        7,790,625
Applix, Inc. (a)                            155,000        3,410,000
BDM International, Inc. (a)                  65,700        1,806,750
Business Objects S.A., ADR (a)               44,000        1,881,000
Dendrite International, Inc. (a)             70,000        1,085,000
Desktop Data, Inc. (a)                      100,000        3,500,000
Edmark Corp. (a)                             75,000        3,581,250
Inference Corp. (a)                          89,000        1,301,625
INSO Corp. (a)                              162,200        5,190,400
Integrated Silicon Systems, Inc. (a)        200,000        5,900,000

See Notes to Schedule of Investments.         (continued on next page)

PAGE 12
 --------------------------------------------------------------------
Keystone Global Opportunities Fund

SCHEDULE OF INVESTMENTS--September 30, 1995
                                             Number         Market
                                           of Shares        Value
 ====================================================================
SOFTWARE SERVICES--continued
MapInfo Corp. (a)                            99,500      $  2,052,188
Maxis, Inc. (a)                             100,000         4,387,500
Mercury Interactive Corp. (a)               125,000         3,468,750
Parametric Technology Corp. (a)             120,000         7,410,000
Project Software & Development, Inc.
  (a)                                       150,000         3,871,875
Symantec Corp. (a)                           50,000         1,496,875
Synopsys, Inc. (a)                          120,200         3,726,200
UUnet Technologies, Inc. (a)                 40,000         1,860,000
Vantive Corp. (a)                           100,000         1,575,000
 --------------------------------------------------------------------
                                                           65,295,038
 --------------------------------------------------------------------
TELECOMMUNICATIONS (7.5%)
3Com Corp. (a)                              162,200         7,390,238
California Amplifier, Inc. (a)              150,000         3,159,375
Cascade Communications Corp. (a)             50,000         2,450,000
Cidco Group, Inc. (a)                       100,000         3,512,500
Colonial Data Technologies (a)              150,000         2,775,000
Netcom Online Communications (a)             50,000         2,181,250
Netmanage, Inc. (a)                         320,000         7,580,000
Winstar Communications, Inc. (a)            127,600         2,544,025
 --------------------------------------------------------------------
                                                           31,592,388
 --------------------------------------------------------------------
TRANSPORTATION (0.1%)
Trism, Inc. (a)                              70,000           490,000
 --------------------------------------------------------------------
TOTAL UNITED STATES
  (Cost--$158,654,952)                                    244,910,996
 ====================================================================
FOREIGN (38.4%)
AUSTRALIA (1.3%)
ADVERTISING & PUBLISHING (0.1%)
West Australia Newspaper Holdings Ltd.      150,000           428,507
 --------------------------------------------------------------------
FINANCE (0.5%)
Advance Bank of Australia                   300,000         2,208,283
 --------------------------------------------------------------------
METALS & MINING (0.6%)
Capral Aluminum                             600,000         1,410,217
Delta Gold NL (a)                           450,000           993,047
 --------------------------------------------------------------------
                                                            2,403,264
 --------------------------------------------------------------------
OIL (0.1%)
Oil Search Ltd.                             300,000           278,869
 --------------------------------------------------------------------
TOTAL AUSTRALIA                                             5,318,923
 --------------------------------------------------------------------
CANADA (2.1%)
BUSINESS SERVICES (1.0%)
Loewen Group, Inc.                          100,000      $  4,125,000
 --------------------------------------------------------------------
SOFTWARE SERVICES (1.1%)
Fulcrum Technologies, Inc. (a)              200,000         4,700,000
 --------------------------------------------------------------------
TOTAL CANADA                                                8,825,000
 --------------------------------------------------------------------
CHILE (0.8%)
BUSINESS SERVICES (0.6%)
A.F.P. Provida S.A. (ADR)                   100,000         2,437,500
A.F.P. Provida S.A.                          10,582           248,099
 --------------------------------------------------------------------
                                                            2,685,599
 --------------------------------------------------------------------
FINANCE (0.1%)
Banco de Credito                             38,393           332,136
 --------------------------------------------------------------------
PAPER & PACKAGING (0.1%)
Companhia de Manufactuers de Papeles Y
  Cartones                                   17,201           271,731
 --------------------------------------------------------------------
TOTAL CHILE                                                 3,289,466
 --------------------------------------------------------------------
FINLAND (0.8%)
CAPITAL GOODS (0.8%)
Benefon Oyvappa S.I.                         91,400         3,205,818
 --------------------------------------------------------------------
FRANCE (2.0%)
ADVERTISING & PUBLISHING (0.2%)
Filipacchi Medias                             7,354           903,476
 --------------------------------------------------------------------
AUTOMOTIVE (0.5%)
Sylea                                        23,974         2,132,320
 --------------------------------------------------------------------
CAPITAL GOODS (0.6%)
Norbert Destressangle                        24,260         2,596,207
 --------------------------------------------------------------------
ELECTRONICS PRODUCTS (0.2%)
Faiveley S.A. (a)                             3,199           217,619
Ugc Droits Audiovisuels                      10,200           449,467
 --------------------------------------------------------------------
                                                              667,086
 --------------------------------------------------------------------
INSURANCE (0.2%)
Union Assurance Federal                       8,213           842,231
 --------------------------------------------------------------------
TEXTILES & APPAREL (0.3%)
Chaine et Trame S.A.                         18,868           674,336
ICBT Groupe                                  14,793           600,792
 --------------------------------------------------------------------
                                                            1,275,128
 --------------------------------------------------------------------
TOTAL FRANCE                                                8,416,448
---------------------------------------------------------------------

See Notes to Schedule of Investments.

PAGE 13
 --------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--September 30, 1995
                                             Number         Market
                                           of Shares        Value
 ====================================================================

GERMANY (1.8%)
BUILDING MATERIALS (1.2%)
Plettac AG                                     8,100     $ 2,148,286
Praktikerbau (a)                              65,000       2,240,203
Tarkett AG (a)                                34,400         819,678
 --------------------------------------------------------------------
                                                           5,208,167
 --------------------------------------------------------------------
INSURANCE (0.2%)
Marschollek, Lautenschlager und Partner
  AG                                           1,500         964,661
 --------------------------------------------------------------------
METALS & MINING (0.3%)
SGL Carbon (a)                                20,500       1,326,977
 --------------------------------------------------------------------
TOTAL GERMANY                                              7,499,805
 --------------------------------------------------------------------
HONG KONG (0.5%)
AMUSEMENTS (0.3%)
Cdl Hotels International                   2,500,000       1,131,703
 --------------------------------------------------------------------
FINANCE (0.1%)
Wing Hang Bank Ltd.                          100,000         338,218
 --------------------------------------------------------------------
RETAIL (0.1%)
Dickson Concepts International Ltd.          400,000         289,716
 --------------------------------------------------------------------
SERVICES (0.0%)
Pico Far East Hldgs. Ltd.                  1,200,000         119,507
Pico Far East Hldgs. Ltd., warrants (a)      240,000           1,242
 --------------------------------------------------------------------
                                                             120,749
 --------------------------------------------------------------------
TOTAL HONG KONG                                            1,880,386
 --------------------------------------------------------------------
HUNGARY (0.1%)
DRUGS (0.1%)
Egis Gyogyszergyar (a)                        20,000         520,965
 --------------------------------------------------------------------
ITALY (0.4%)
AUTOMOTIVE (0.3%)
Brembo SPA (a)                               120,000       1,282,977
 --------------------------------------------------------------------
CAPITAL GOODS (0.1%)
Stayer Group SPA (a)                         200,000         490,543
 --------------------------------------------------------------------
TOTAL ITALY                                                1,773,520
 --------------------------------------------------------------------
JAPAN (11.1%)
BUILDING MATERIALS (0.5%)
Hibiya Engineering, Ltd.                     200,000       2,180,607
 --------------------------------------------------------------------
CAPITAL GOODS (0.9%)
Kanamoto Co., Ltd.                           150,000     $ 2,210,893
Max Co.                                       80,000       1,647,570
 --------------------------------------------------------------------
                                                           3,858,463
 --------------------------------------------------------------------
CONSUMER GOODS (1.8%)
Daiwa Industries Ltd.                        165,000       1,565,797
Maruko Co.                                    90,000       5,542,375
Sekido Co.                                    31,000         219,070
 --------------------------------------------------------------------
                                                           7,327,242
 --------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.3%)
Takuma Co., Ltd.                             100,000       1,362,879
 --------------------------------------------------------------------
ELECTRONICS PRODUCTS (1.1%)
Aucnet, Inc.                                  80,000       4,765,030
 --------------------------------------------------------------------
FINANCE (2.9%)
Nichiei Co., Ltd.                            105,000       6,741,709
Shokoh Fund                                   30,000       5,542,375
 --------------------------------------------------------------------
                                                          12,284,084
 --------------------------------------------------------------------
FOODS (0.6%)
MOS Food Services, Inc.                      105,000       2,703,044
 --------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (0.7%)
Riso Kagaku Corp.                             34,000       2,903,841
 --------------------------------------------------------------------
RESTAURANTS (0.5%)
Ohsho Food Service Corp.                      99,000       1,998,889
 --------------------------------------------------------------------
RETAIL (1.8%)
Ministop Co., Ltd.                           140,000       3,250,719
Nissen Co.                                   150,000       4,149,210
 --------------------------------------------------------------------
                                                           7,399,929
 --------------------------------------------------------------------
TOTAL JAPAN                                               46,784,008
 --------------------------------------------------------------------
MALAYSIA (1.6%)
AIR TRANSPORTATION (0.0%)
Malaysian Helicopter Services Bhd             96,000         148,280
 --------------------------------------------------------------------
BUILDING MATERIALS (0.8%)
Ho Hup Construction Co. Bhd                  140,000         445,860
Hume Industries (Malaysia) Bhd               288,000       1,616,560
IJM Corp. Bhd                                140,000         249,681
Leader Universal Holdings Bhd                273,333         837,844
Road Builder (M) Hldgs. Bhd                   60,000         191,083
 --------------------------------------------------------------------
                                                           3,341,028
---------------------------------------------------------------------

See Notes to Schedule of Investments.        (continued on next page)

PAGE 14
 --------------------------------------------------------------------
Keystone Global Opportunities Fund

SCHEDULE OF INVESTMENTS--September 30, 1995
                                             Number         Market
                                           of Shares        Value
 ====================================================================

CHEMICALS (0.4%)
Nylex (Malaysia) SDN Bhd                     580,000      $1,697,054
 --------------------------------------------------------------------
FINANCE (0.4%)
Affin Holdings Bhd                           240,000         456,688
MBF Capital Bhd                            1,000,000       1,074,840
 --------------------------------------------------------------------
                                                           1,531,528
 --------------------------------------------------------------------
TOTAL MALAYSIA                                             6,717,890
 --------------------------------------------------------------------
MEXICO (0.0%)
DRUGS (0.0%)
Far Beneficial S.A. de C.V. (a)              141,000         173,266
 --------------------------------------------------------------------
NETHERLANDS (1.7%)
DRUGS (0.2%)
Gist Brocades N.V.                            30,000         796,925
 --------------------------------------------------------------------
FINANCE (0.2%)
Wegener N.V.                                  10,000         814,426
 --------------------------------------------------------------------
FOODS (0.1%)
Van Melle N.V.                                 6,130         419,548
 --------------------------------------------------------------------
RETAIL (0.7%)
Ceteco Holding N.V.                           15,000         487,530
Hagemeyer N.V.                                54,000       2,477,405
 --------------------------------------------------------------------
                                                           2,964,935
 --------------------------------------------------------------------
SOFTWARE SERVICES (0.5%)
Baan Co. N.V. (ADR) (a)                       50,000       2,250,000
 --------------------------------------------------------------------
TOTAL NETHERLANDS                                          7,245,834
 --------------------------------------------------------------------
NORWAY (1.0%)
ADVERTISING & PUBLISHING (0.3%)
Schibsted AS                                 100,000       1,162,420
 --------------------------------------------------------------------
RETAIL (0.7%)
Elkjop Norge AS                              110,000       3,152,866
 --------------------------------------------------------------------
TOTAL NORWAY                                               4,315,286
 --------------------------------------------------------------------
PERU (1.1%)
FINANCE (0.3%)
Banco de Credito del Peru                    741,277       1,388,344
 --------------------------------------------------------------------
FOODS (0.3%)
La Fabril S.A. (a)                         1,024,201       1,233,458
 --------------------------------------------------------------------
TELECOMMUNICATIONS (0.4%)
Compania Peruana de Telefonos                815,487       1,563,698
 --------------------------------------------------------------------
TELEPHONE UTILITIES (0.1%)
Tele 2000 (a)                                498,181      $  486,518
 --------------------------------------------------------------------
TOTAL PERU                                                 4,672,018
 --------------------------------------------------------------------
SINGAPORE (0.1%)
DIVERSIFIED COMPANIES (0.1%)
Natsteel Ltd.                                150,000         310,919
 --------------------------------------------------------------------
SPAIN (2.1%)
AMUSEMENTS (0.8%)
Azkoyen S.A.                                  50,650       3,318,759
 --------------------------------------------------------------------
BUILDING MATERIALS (0.3%)
Tableros de Fibras S.A.                       43,108         549,224
Zardoya-Otis S.A.                              6,600         682,851
Zardoya-Otis S.A. (rights) (a)                   660          68,285
 --------------------------------------------------------------------
                                                           1,300,360
 --------------------------------------------------------------------
BUSINESS SERVICES (0.2%)
Estacionamientos Subterraneo S.A.             50,078         925,645
 --------------------------------------------------------------------
RETAIL (0.3%)
Cortefiel S.A.                                48,541       1,401,807
 --------------------------------------------------------------------
UTILITIES (0.5%)
Hidroelectrica del Cantabrico S.A.            60,450       1,833,745
 --------------------------------------------------------------------
TOTAL SPAIN                                                8,780,316
 --------------------------------------------------------------------
SWEDEN (2.2%)
BUSINESS SERVICES (0.0%)
Securitas Teknik AB                            3,000         107,845
 --------------------------------------------------------------------
CAPITAL GOODS (0.7%)
Hoganas AB                                    90,000       2,676,638
 --------------------------------------------------------------------
FINANCE (0.4%)
Finnveden Invest AB (a)                      143,500       1,501,999
 --------------------------------------------------------------------
METALS & MINING (0.1%)
Celsius Industriar AB                         23,000         393,483
 --------------------------------------------------------------------
MISCELLANEOUS (0.0%)
Assa AB (a)                                    3,000          19,707
 --------------------------------------------------------------------
RETAIL (0.5%)
Lindex AB (a)                                148,000       1,955,072
 --------------------------------------------------------------------
TRANSPORTATION (0.5%)
ASG AB                                       103,100       1,994,543
 --------------------------------------------------------------------
TOTAL SWEDEN                                               8,649,287
---------------------------------------------------------------------

See Notes to Schedule of Investments.

PAGE 15
 --------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--September 30, 1995
                                             Number         Market
                                           of Shares        Value
 ====================================================================

SWITZERLAND (0.6%)
CONSUMER GOODS (0.3%)
Phoenix Meccano AG                              2,750    $  1,355,969
 --------------------------------------------------------------------
PAPER & PACKAGING (0.3%)
SIG Schweizerische Industrie HG AG                510       1,072,059
 --------------------------------------------------------------------
TOTAL SWITZERLAND                                           2,428,028
 --------------------------------------------------------------------
TAIWAN, PROV. OF CHINA (0.6%)
ELECTRONICS PRODUCTS (0.5%)
Taiwan Semiconductor                          284,400       1,035,175
United Microelectronics Corp., Ltd. (a)       339,000         920,736
 --------------------------------------------------------------------
                                                            1,955,911
 --------------------------------------------------------------------
FINANCE (0.1%)
Chronicle 2001 Mutual Fund (a)              1,653,374         658,013
 --------------------------------------------------------------------
TOTAL TAIWAN                                                2,613,924
 --------------------------------------------------------------------
THAILAND (0.0%)
FINANCE (0.0%)
Phatra Thanakit Co., Ltd.                       9,000          65,272
 --------------------------------------------------------------------
UNITED KINGDOM (6.5%)
ADVERTISING & PUBLISHING (0.5%)
Cia Group PLC                                 945,000       2,015,721
 --------------------------------------------------------------------
BUILDING MATERIALS (0.8%)
Berkeley Group (The) PLC                      250,000       1,615,579
Halma PLC                                     578,776       1,572,909
 --------------------------------------------------------------------
                                                            3,188,488
 --------------------------------------------------------------------
BUSINESS SERVICES (2.0%)
Compass Group PLC                             647,368       4,321,583
Serco Group PLC                               125,000         720,888
Takare PLC                                  1,004,000       3,553,420
 --------------------------------------------------------------------
                                                            8,595,891
 --------------------------------------------------------------------
CAPITAL GOODS (0.7%)
Critchley Group PLC                           305,000       3,060,120
 --------------------------------------------------------------------
CONSUMER GOODS (0.6%)
Chamberlain Phipps Hldgs. PLC               1,000,000       2,433,243
 --------------------------------------------------------------------
ELECTRICAL PRODUCTS (0.2%)
Blick PLC                                     108,888         891,199
 --------------------------------------------------------------------
FINANCE (0.5%)
3I Group PLC                                  335,000       2,133,117
 --------------------------------------------------------------------
FOODS (0.2%)
Devro International Ltd.                      200,000    $    761,574
 --------------------------------------------------------------------
HEALTH CARE SERVICES (0.1%)
Westminster Healthcare Hldgs. PLC             120,000         659,820
 --------------------------------------------------------------------
PAPER & PACKAGING (0.1%)
Jarvis Porter Group PLC                       100,000         440,038
 --------------------------------------------------------------------
RETAIL (0.2%)
Brown N Group PLC                             180,000         725,233
 --------------------------------------------------------------------
TELECOMMUNICATIONS (0.6%)
NYNEX Cablecommunications                   1,085,000       2,524,351
 --------------------------------------------------------------------
TOTAL UNITED KINGDOM                                       27,428,795
 --------------------------------------------------------------------
TOTAL FOREIGN (Cost--$148,100,242)                        160,915,174
 --------------------------------------------------------------------
                                            Maturity
                                             Value
 ====================================================================
SHORT-TERM INVESTMENTS (3.1%)
Investments in repurchase agreements,
  in a joint trading account, purchased
  9/29/95, 6.39%, maturing 10/02/95
  (Cost--$12,980,000) (b)                 $12,986,817    $ 12,980,000
 --------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost--$319,735,194) (c)                                418,806,170
FOREIGN CURRENCY HOLDINGS
  (Cost--$2,291,171) (0.5%)                                 2,214,426
OTHER ASSETS AND LIABILITIES--
  NET (-0.4%)                                              (1,682,466)
 --------------------------------------------------------------------
NET ASSETS (100%)                                        $419,338,130
 ====================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income-producing security.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at September 30, 1995.

(c) The cost of investments for federal income tax purposes is $319,743,069. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at September 30, 1995 are as follows:

 Gross unrealized
  appreciation                   $113,109,370
 Gross unrealized
  depreciation                    (14,046,268)
                                   ----------
                                 $ 99,063,102
                                   ==========

See Notes to Financial Statements.

PAGE 16
------------------------------
Keystone Global Opportunities Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                                                                                        March 16, 1988
                                            Year Ended September 30,                                   (Commencement of
                    -----------------------------------------------------------------                   Operations) to
                                                                                                         September 30,
                       1995         1994       1993        1992        1991        1990       1989           1988
=======================================================================================================================
Net asset value
  beginning of
  period             $ 19.42      $ 18.02    $ 11.69    $ 12.89      $ 9.89      $11.17      $ 9.77        $10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment
  income (loss)        (0.16)       (0.04)     (0.14)     (0.08)       0.17        0.19        0.09          0.05
Net realized and
  unrealized
  gains (losses)
  on investment
  and foreign
  currency
  related
  transactions          4.17         1.60       6.47       0.23        3.06       (1.27)       1.66         (0.28)
-----------------------------------------------------------------------------------------------------------------------
  Total from
  investment
    operations          4.01         1.56       6.33       0.15        3.23       (1.08)       1.75         (0.23)
-----------------------------------------------------------------------------------------------------------------------
Less
  distributions
  from:
Net investment
  income                   0            0          0          0       (0.23)      (0.12)      (0.09)            0
Net realized
  gains (losses)
  on investments           0        (0.16)         0      (1.35)          0       (0.08)      (0.26)            0
-----------------------------------------------------------------------------------------------------------------------
  Total
  distributions            0        (0.16)         0      (1.35)      (0.23)      (0.20)      (0.35)            0
-----------------------------------------------------------------------------------------------------------------------
Net asset value
  end of period      $ 23.43      $ 19.42    $ 18.02    $ 11.69      $12.89      $ 9.89      $11.17        $ 9.77
=======================================================================================================================
Total return (b)       20.65%        8.74%     54.15%      1.81%      32.71%      (9.65%)     16.94%        (1.20%)(c)
Ratios/supplemental
  data
Ratios to
  average net
  assets:
 Total expenses         1.83%(d)     2.01%      2.84%      2.50%(a)    2.03%(a)    2.00%(a)    2.00%(a)      1.50%(a)(e)
 Net investment
  income (loss)        (0.83%)      (0.86%)    (1.72%)    (0.69%)      1.49%       1.80%       0.86%         1.42%(a)(e)
Portfolio
  turnover rate           35%          32%        64%        75%        134%         51%         13%           19%
-----------------------------------------------------------------------------------------------------------------------
Net assets end
  of period
  (thousands)        $94,679      $71,122    $29,942    $10,859      $2,159      $1,519      $1,378        $1,082
=======================================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of net operating and management expenses to average net assets" would have been 3.67%, 7.77%, 10.39%, 13.06%, and 5.54% for the years ended September 30, 1992, 1991, 1990, 1989 and the period March 16, 1988 (Commencement of Operations) to September 30, 1988, respectively.

(b) Excluding applicable sales charges.

(c) Annualized total return from March 16, 1988 (Commencement of Operations) to September 30, 1988 is (2.20%)

(d) The expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the expense ratio would have been 1.81% for the year then ended.

(e) Annualized.

See Notes to Financial Statements.

PAGE 17
------------------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                                                    February 1, 1993
                                                                                    (Date of Initial
                                                                  Year Ended        Public Offering)
                                                                 September 30,             to
                                                               ------------------     September 30,
                                                                1995           1994           1993
 ====================================================================================================
Net asset value beginning of period                          $  19.20       $  17.95        $ 14.04
 ----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    (0.25)         (0.15)         (0.04)
Net realized and unrealized gains (losses) on investment
  and foreign currency related transactions                      4.05           1.56           3.95
 ----------------------------------------------------------------------------------------------------
  Total from investment operations                               3.80           1.41           3.91
 ----------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                               0              0              0
Net realized gains (losses) on investments                          0          (0.16)             0
 ----------------------------------------------------------------------------------------------------
  Total distributions                                               0          (0.16)             0
 ----------------------------------------------------------------------------------------------------
Net asset value end of period                                $  23.00       $  19.20        $ 17.95
 ====================================================================================================
Total return (b)                                                19.79%          7.93%         27.85%(a)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                  2.58%(c)       2.83%          3.35%(a)
 Net investment income (loss)                                   (1.59%)        (1.61%)        (1.86%)(a)
Portfolio turnover rate                                            35%            32%            64%
 ----------------------------------------------------------------------------------------------------
Net assets end of period (thousands)                         $238,320       $131,695        $15,534
 ====================================================================================================

(a) Annualized.

(b) Excluding applicable sales charges.

(c) The expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.56% for the year then ended.

See Notes to Financial Statements.

PAGE 18
------------------------------
Keystone Global Opportunities Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                                                   February 1, 1993
                                                                  Year Ended       (Date of Initial
                                                                September 30,      Public Offering)
                                                               -----------------          to
                                                                                     September 30,
                                                                1995           1994       1993
=====================================================================================================
Net asset value beginning of period                           $ 19.26       $ 17.99         $14.04
-----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    (0.27)        (0.15)         (0.04)
Net realized and unrealized gains (losses) on investment
  and foreign currency related transactions                      4.05          1.58           3.99
-----------------------------------------------------------------------------------------------------
  Total from investment operations                               3.78          1.43           3.95
-----------------------------------------------------------------------------------------------------
Less distributions from:
Investment income--net                                              0             0              0
Net realized gains (losses) on investments                          0         (0.16)             0
-----------------------------------------------------------------------------------------------------
  Total distributions                                               0         (0.16)             0
-----------------------------------------------------------------------------------------------------
Net asset value end of period                                 $ 23.04       $ 19.26         $17.99
=====================================================================================================
Total return (b)                                                19.63%         8.02%         28.13%(a)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                  2.58%(c)      2.85%          3.04%(a)
 Net investment income (loss)                                   (1.59%)       (1.62%)        (1.55%)(a)
Portfolio turnover rate                                            35%           32%            64%
-----------------------------------------------------------------------------------------------------
Net assets end of period (thousands)                          $86,339       $50,535         $6,217
=====================================================================================================

(a) Annualized.

(b) Excluding applicable sales charges.

(c) The expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.56% for the year then ended. See Notes to Financial Statements.

See Notes to Financial Statements.

PAGE 19
------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
========================================================================
Assets:
  Investments at market value
     (identified cost--$319,735,194) (Note 1)              $418,806,170
  Foreign currency holdings
     (identified cost--$2,291,171) (Note 1)                   2,214,426
 -----------------------------------------------------------------------
      Total investments and foreign currency holdings       421,020,596
 -----------------------------------------------------------------------
  Cash                                                              814
  Receivable for:
   Investments sold                                             490,660
   Fund shares sold                                           3,979,008
   Foreign currency related contracts (Note 5)                    5,947
   Dividends and interest                                       267,366
   Foreign tax reclaim                                          138,865
  Prepaid expenses                                                3,526
 -----------------------------------------------------------------------
      Total assets                                          425,906,782
 -----------------------------------------------------------------------
  Liabilities:
    Payable for:
    Investments purchased                                     6,083,985
    Fund shares redeemed                                        324,763
  Foreign taxes to be withheld                                   57,304
  Accrued reimbursable expenses                                   6,369
  Other accrued expenses (Note 4)                                96,231
 -----------------------------------------------------------------------
      Total liabilities                                       6,568,652
 -----------------------------------------------------------------------
Net assets                                                 $419,338,130
========================================================================
Net assets represented by: (Note 1)
  Paid-in capital                                          $330,622,811
  Accumulated distributions in excess of investment
     income--net                                             (2,960,939)
  Accumulated realized gains (losses) on investment and
     foreign currency related transactions--net              (7,321,617)
  Net unrealized appreciation on investments and other
    assets and liabilities                                   98,991,928
  Net unrealized appreciation on foreign currency
     exchange contracts                                           5,947
 -----------------------------------------------------------------------
      Total net assets                                     $419,338,130
========================================================================
Net asset value and redemption price per share: (Note 2)
  Class A Shares ($23.43 on 4,040,958 shares outstanding) $ 94,679,332 Class B Shares ($23.00 on 10,363,289 shares
      outstanding)                                          238,320,238
  Class C Shares ($23.04 on 3,747,906 shares outstanding)    86,338,560
 -----------------------------------------------------------------------
                                                           $419,338,130
========================================================================
Offering price per share:
  Class A Shares (including sales charge of 5.75%)
    (Note 2)                                                     $24.86
========================================================================
  Class B Shares                                                 $23.00
========================================================================
  Class C Shares                                                 $23.04
========================================================================


STATEMENT OF OPERATIONS
Year Ended September 30, 1995
========================================================================
Investment income (Note 1):
  Dividends (net of foreign taxes
     of $444,914)                                           $ 2,294,588
  Interest                                                      681,463
 -----------------------------------------------------------------------
    Total income                                              2,976,051
 -----------------------------------------------------------------------
Expenses: (Notes 2 and 4)
  Management fee                              $ 3,009,974
  Transfer agent fees                           1,214,494
  Accounting                                       22,704
  Auditing and legal                               27,468
  Custodian fees                                  315,314
  Printing                                         36,402
  Trustees' fees and expenses                      24,154
  Distribution Plan expenses                    2,491,967
  Registration fees                               158,510
  Miscellaneous expenses                           32,499
 -----------------------------------------------------------------------
     Total expenses                                           7,333,486
 -----------------------------------------------------------------------
  Less: Expenses paid indirectly (Note 4)                       (71,147)
 -----------------------------------------------------------------------
  Net expenses                                                7,262,339
 -----------------------------------------------------------------------
  Net loss from operations (Note 1)                          (4,286,288)
 -----------------------------------------------------------------------
  Net realized and unrealized gain
    (loss) on investment and foreign
    currency related transactions:
    (Notes 1 and 3)
    Net realized gain (loss) on:
       Investments                             (4,090,326)
       Foreign currency related transactions   (2,909,685)
 -----------------------------------------------------------------------
    Net realized loss on investment and
       foreign currency related
       transactions                                          (7,000,011)
 -----------------------------------------------------------------------
    Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency related
       transactions                                          73,894,167
 -----------------------------------------------------------------------
    Net gain on investment and foreign
       currency related transactions                         66,894,156
 -----------------------------------------------------------------------
    Net increase in net assets resulting
       from operations                                      $62,607,868
========================================================================

See Notes to Financial Statements.

PAGE 20
------------------------------
Keystone Global Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Year Ended September 30,
                                                                               1995           1994
 ======================================================================================================
Operations:
  Net investment loss from operations (Note 1)                              ($ 4,286,288)   ($ 2,191,168)
  Net realized loss on investment and foreign currency related
    transactions (Note 3)                                                     (7,000,011)     (3,409,703)
  Net change in unrealized appreciation (depreciation) on investments and
    foreign currency related transactions                                     73,894,167      17,263,860
 ------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                      62,607,868      11,662,989
 ------------------------------------------------------------------------------------------------------
Distributions to shareholders from: (Notes 1 and 5)
  Net investment income:
   Class A Shares                                                                      0        (326,668)
   Class B Shares                                                                      0        (244,277)
   Class C Shares                                                                      0         (83,063)
 ------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                                 0        (654,008)
 ------------------------------------------------------------------------------------------------------
Capital share transactions: (Note 2)
  Proceeds from shares sold:
    Class A Shares                                                            35,039,374      51,373,426
    Class B Shares                                                           105,034,904     121,266,409
    Class C Shares                                                            38,024,895      49,422,917
  Payments for shares redeemed:
    Class A Shares                                                           (26,560,885)    (14,654,789)
    Class B Shares                                                           (33,012,757)    (10,376,196)
    Class C Shares                                                           (15,147,033)     (6,924,492)
  Net asset value of shares issued in reinvestment of dividends and distributions:
    Class A Shares                                                                      0         274,341
    Class B Shares                                                                      0         200,189
    Class C Shares                                                                      0          68,432
 ------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from capital share transactions        103,378,498     190,650,237
 ------------------------------------------------------------------------------------------------------
    Total increase in net assets                                              165,986,366     201,659,218
 ------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of period                                                         253,351,764      51,692,546
 ------------------------------------------------------------------------------------------------------
  End of period [including accumulated distributions in excess of net investment income as follows: September, 1995--($2,960,939) and
    September, 1994--($180,181)] (Note 1)                                    $419,338,130    $253,351,764
 ======================================================================================================

See Notes to Financial Statements.

PAGE 21
------------------------------
NOTES TO FINANCIAL STATEMENTS
(1.) Significant Accounting Policies

Keystone Global Opportunities Fund (formerly Keystone America Global Opportunities Fund) (the "Fund") is a Massachusetts Business Trust. The Fund was organized on June 17, 1987 and had no operations prior to March 16, 1988. It is registered under the Investment Company Act of 1940 as a diversified open-end investment company. Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") provides investment advisory services to the Fund pursuant to an Investment Advisory and Management Agreement.

   The Fund currently issues three classes of shares. Class A shares are offered at a public offering price which includes a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, (formerly Keystone Distributors, Inc.) ("KIDC") the Fund's principal underwriter.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII") a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone and its affiliates. Keystone has retained Credit Lyonnais International Asset Management North America ("CLIAM"), an international portfolio management firm, to provide the Fund with sub-advisory services, subject to the supervision of the Fund's Board of Trustees and Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Investments, including American Depository Receipts ("ADRs") are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair:
(a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. ADRs, which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in United States dollars.

    Short-term investments purchased with maturities of sixty days or less, are valued at amortized cost (original purchase price adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days (when purchased) which are held on the sixtieth day prior to maturity, are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market.

    Investments denominated in foreign currencies are adjusted daily to reflect changes in exchange rates.

PAGE 22
------------------------------
Keystone Global Opportunities Fund

Those securities traded in foreign currency amounts are translated into United States dollars as follows; market value of investments, assets, and liabilities at the daily rate of exchange; and purchases and sales of investments, income, and expenses at the rate of exchange prevailing on the respective dates of such transactions. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

 A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

B. Securities transactions are accounted for on the day after trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to the shareholders are recorded by the Fund at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund is relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with

PAGE 23
------------------------------
dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

 Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and/or Federal Agency obligations.

E. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain
(loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. The Fund distributes net income and net capital gains, if any, annually. Distributions from net investment income are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains.

   The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are due to the treatment of foreign currency gains and losses and net operating losses generated by the Fund.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:
                        Class A Shares
                   ------------------------
                   Year Ended September 30,
                      1995          1994
 ------------------------------------------
Shares sold         1,705,057    2,770,072
Shares redeemed    (1,325,323)    (785,508)
Shares issued
  in reinvestment
  of dividends
  and distributions         0       15,404
 ------------------------------------------
Net increase          379,684    1,999,968
 ==========================================

                        Class B Shares
                   ------------------------
                   Year Ended September 30,
                      1995          1994
 ------------------------------------------
Shares sold         5,208,875    6,542,500
Shares redeemed    (1,702,740)    (562,130)
Shares issued
  in reinvestment
  of dividends
  and distributions         0       11,292
 ------------------------------------------
Net increase        3,506,135    5,991,662
 ==========================================

                       Class C Shares
                   ----------------------
                   Year Ended September 30,
                      1995          1994
 ----------------------------------------
Shares sold         1,900,476    2,647,913
Shares redeemed      (775,826)    (373,983)
Shares issued
  in reinvestment
  of dividends
  and distributions         0        3,846
 ----------------------------------------
Net increase        1,124,650    2,277,776
 ========================================

PAGE 24
------------------------------
Keystone Global Opportunities Fund

The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of shares sold by such others and remaining outstanding on the books of the Fund for specific periods.

The Class B Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) (i) a commission at the time of purchase normally equal to 4.00% of the value of each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party will receive service fees at an annual rate of 0.25% of the average net asset value of such Class B shares maintained by the recipient outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased after June 1, 1995 at rates ranging from a maximum of 5.00% of amounts redeemed during the first 12 months following the date of purchase to 1.00% of amounts redeemed during the sixth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase of 0.75% of the price of each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid of each Class C share, and, beginning approximately 15 months after purchase, a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.) ("NASD Rule") and service fees at an annual rate of 0.25%, respectively, of the average net asset value of each Class C maintained by the recipient outstanding on the Fund's books for specified periods.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan payments to KIDC may, at the discretion of the Board of Trustees, continue as compensation for its services which had been earned while the Distribution Plan was in effect.

For the year ended September 30, 1995, the Fund paid KIDC $185,409 under its Class A Distribution Plan. The Fund paid KIDC $1,606,135 for Class B shares sold prior to June 1, 1995, and $64,006 for Class B shares sold on or after June 1, 1995. The Fund paid KIDC $636,417 under its Class C Distribution Plan.

PAGE 25
------------------------------

Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plans were $9,557,717 for Class B shares purchased prior to June 1, 1995, and $2,611,116 for Class B shares purchased on or after June 1, 1995. The maximum uncollected amount for which KIDC may seek payment from the Fund under its Class C Distribution Plan was $5,094,255 as of September 30, 1995.

Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares.

(3.) Securities Transactions

As of September 30, 1995, the Fund had a capital loss carryforward for federal income tax purposes of approximately $4,525,000 which expires as follows: 2003--$4,525,000. Purchases and sales of investment securities (including proceeds received at maturity) for the year ended September 30, 1995 were as follows:

                           Cost of         Proceeds
                          Purchases       from Sales
 -----------------------------------------------------
Portfolio securities  $  204,464,496    $  103,189,294
Short-term
  investments          2,808,986,612     2,811,699,000
 -----------------------------------------------------
                      $3,013,451,108    $2,914,888,294
 =====================================================

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund dated August 7, 1991, Keystone receives a management fee calculated by applying percentage rates starting at 1.00% and declining, as net assets increase, to 0.75% of the net assets of the Fund. For the year ended September 30, 1995, the Fund paid or accrued investment management and administrative services fees of $3,009,974 which represented 0.98% of the Fund's average net assets. Of such amount, $1,577,883 was paid or accrued to Keystone and $1,432,091 was paid or accrued to CLIAM for its services as subadviser.

   During the year ended September 30, 1995, the Fund paid or accrued to KIRC $22,704 as reimbursement for certain accounting and printing services, and $1,214,494 for transfer agent fees.

   The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of Fund assets, 2.0% of the next $70 million of Fund assets, and 1.5% of Fund assets over $100 million.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended September 30, 1995, the Fund paid custody fees in the amount of $244,167 and received a credit of $71,147 pursuant to the expense offset arrangement, resulting in a total expense of $315,314. The assets deposited with the custodian under the expense offset arrangement could have been invested in an income-producing asset.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

PAGE 26
------------------------------
Keystone Global Opportunities Fund

(5.) Foreign Currency Exchange Contracts

At September 30, 1995, the Fund had entered into the following currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation of $5,947 on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

                                 U.S. $ value
 Exchange       Currency to          as of           Currency to        U.S. $ value
   date        be delivered         9/30/95          be received        as of 9/30/95
 =====================================================================================
10/03/95           387,285        $   78,644            78,859           $   78,859
                French Franc                            U.S. $
10/03/95           307,279           307,279          30,829,278            311,234
                   U.S. $                            Japanese Yen
10/03/95           89,136             89,136            56,702               89,591
                   U.S. $                           Pound Sterling
10/04/95           46,060             72,777            72,479               72,479
               Pound Sterling                           U.S. $
10/06/95           224,367           224,367            297,924             225,154
                   U.S. $                          Australian Dollar
10/06/95           393,082           393,082            989,783             394,022
                   U.S. $                          Malaysian Ringitt
10/10/95           76,775             76,775            192,590              76,668
                   U.S. $                          Malaysian Ringitt
                                   ---------                              ---------
                                  $1,242,060                             $1,248,007
                                   =========                              =========

(6.) Distributions to Shareholders

The Fund intends to distribute to its shareholders dividends from net investment income annually and all net realized long-term capital gains, if any, annually. Any taxable distribution which is declared in December and paid before the next February 1 will be taxable to shareholders in the year declared.

PAGE 27
------------------------------
INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Global Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Keystone Global Opportunities Fund (formerly Keystone America Global Opportunities Fund), including the schedule of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net asset for each of the years in the two-year period then ended, and the financial highlights for each of the years in the seven-year period then ended and the period from March 16, 1988 (Commencement of Operations) to September 30, 1988 for Class A shares, and for each of the years in the two-year period ended September 30, 1995 and for the period from February 1, 1993 (Date of Initial Public Offering) to September 30, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Global Opportunities Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
October 27, 1995